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                                                                   Exhibit 23(b)



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in this registration statement of our report dated January 22, 1994 on our audit of Niugini Mining Limited included in Battle Mountain Gold Company's Form 10-K for the year ended December 31, 1993, and to all references to our Firm included in this Registration Statement.



COOPERS & LYBRAND



Sydney, Australia
April 21, 1994